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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         October 19, 2005
                                                   ----------------------------


                              NEXTEL PARTNERS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

                 000-29633                            91-1930918
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          (Commission File Number)         (IRS Employer Identification No.)

                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033

               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 576-3600

              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

        On October 19, 2005, Nextel Partners, Inc. filed an answer and counterclaim in the action entitled NEXTEL COMMUNICATIONS, INC., AND NEXTEL WIP CORP. V. NEXTEL PARTNERS, INC. (C.A. No. 1704-N) pending in the Delaware Chancery Court. The Answer and Counterclaim in the Delaware Chancery Court Action is filed herewith as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        99.1   Answer and Counterclaim in Delaware Chancery Court Action


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          NEXTEL PARTNERS, INC.



                                          By: /s/ Donald. J. Manning
                                             -------------------------
                                          Name:  Donald J. Manning
                                          Title: Vice President, General Counsel
                                                 and Secretary



Date:  October 19, 2005


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                                    EXHIBITS


     99. 1    Answer and Counterclaim in Delaware Chancery Court Action